UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2009

SILICON IMAGE, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-26887		77-0396307
(Commission File Number)		(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA		94085
(Address of Principal Executive Offices)		(Zip Code)

(408) 616-4000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a) The disclosures set forth in under Item 5.02(b) below are hereby incorporated by reference into this Item 1.01(a).

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

               (b) Steve Tirado, President and Chief Executive Officer and a director of Silicon Image, Inc. (“Registrant”), resigned from each of those positions, effective as of September 25, 2009.  In connection with the resignation, the Registrant will provide Mr. Tirado with the severance provided in his existing offer letter, consisting of (i) a lump sum payment equal to twelve months of his current base salary, less applicable deductions and withholding; (ii) reimbursement of COBRA premiums (should he elect COBRA coverage) for twelve months following the resignation; and (iii) twelve months of accelerated vesting of Mr. Tirado’s stock options and restricted stock awards, but not including any bonus for 2009.

Harold Covert, 62, the Registrant’s Chief Financial Officer, was appointed President and Chief Operating Officer, effective September 25, 2009, while the Registrant undertakes a search for Mr. Tirado’s replacement.  Mr. Covert has served as the Registrant’s Chief Financial Officer since October 2007 and will continue in that capacity. From September 2005 to August 2007 Mr. Covert served as CFO for Openwave Systems Inc and as a board member and chairman of their audit committee from April 2003 to September 2005. Mr. Covert has served as a Director at JDS Uniphase Corp since January 2006 to present and at Solta Medical, Inc since July 2007 to present, each of which are public companies. He also serves as a Director of Harmonic Inc. Mr. Covert has previously served as the CFO of Adobe systems, Inc., Silicon Graphics, Extreme Networks Inc., and Fortinet Inc. Earlier in his career he held financial management positions with companies that included Northern Telecom Inc., ISC Systems Corp., and Brush Wellman Inc. Mr. Covert holds a bachelor’s degree in Business Administration from Lake Erie College and an MBA from Cleveland State University. Mr. Covert is also a Certified Public Accountant and has served in the United States Army.

ITEM 7.01. REGULATION FD DISCLOSURE.

On September 28, 2009, the Registrant issued a press release revising its revenue outlook for the quarter ended September 30, 2009, a copy of which is attached hereto as Exhibit 99.01. On September 28, 2009, the Registrant will also discuss its revised revenue outlook for the quarter ended September 30, 2009 in a conference call with investors and analysts. This conference call will be available to the public through live teleconference and webcast. In addition, a replay of the webcast of the conference call will be available within two hours of the conclusion of the conference call on the Registrant’s website until midnight Pacific Time, October 3, 2009.

     The information contained in this Item 7.01 and Exhibit 99.01 hereto is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities and Exchange Act of 1934, as amended. The information contained in this Item 7.01 and Exhibit 99.01 hereto shall not be incorporated by reference into any filing of the Registrant with the Securities and Exchange Commission (SEC), whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Exhibit Title
99.01	Press release dated September 28, 2009 announcing the Registrant’s revised revenue outlook for the quarter ended September 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2009	SILICON IMAGE, INC.

By:	/s/ Edward Lopez
Edward Lopez
Chief Legal Officer

                \